UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2014

OUTERWALL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 – 114th Avenue SE

BELLEVUE, WA 98004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 26, 2014, Universal Studios Home Entertainment LLC (“Universal”) notified Redbox Automated Retail, LLC (“Redbox”), a wholly-owned subsidiary of Outerwall Inc., that pursuant to the revenue sharing license agreement between Redbox and Universal (the “Agreement”), Universal was exercising its option to extend the term of the Agreement through December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

	By:	/s/ Donald R. Rench
Date: September 30, 2014		Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary

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